UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2014

Raven Industries, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107

Sioux Falls, SD 57117-5107

(Address of principal executive offices)

(605) 336-2750

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 3, 2014, the Company issued a press release announcing the authorization of a stock buyback program. The press release is attached hereto as Exhibit 99.1.

On November 3, 2014, the Company issued a press release announcing the acquisition of Integra Plastics, Inc. The press release is attached hereto as Exhibit 99.2.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Raven Industries, Inc. press release dated November 3, 2014.

99.2	Raven Industries, Inc. press release dated November 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN INDUSTRIES, INC.

Date: November 3, 2014	By:	/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer, and Treasurer